SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant        X
Filed by a Party other than the Registrant

Check Appropriate Box:
  ___ Preliminary Proxy Statement
  ___ Confidential,  for  use  of  the  Commission  only  (as permitted by  Rule
      14a-6(e)(2))
  _X_ Definitive Proxy Statement (Revised)
  ___ Definitive Additional Materials
  ___ Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              SJNB Financial Corp.
                (Name of Registrant as Specified In Its Charter)



        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
  x  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which the transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction: 5) Total fee paid:

 ___Fee paid previously with preliminary materials

 ___Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:


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      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SJNB
                                FINANCIAL CORP.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Corporation") dated April 16, 1998, and revoking any proxy heretofore given, hereby constitutes and appoints Douglas L. Shen, Diane P. Rubino and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Corporation to be held in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 27, 1998 at 10:00 a.m. local time, or at any adjournments or postponements thereof, upon the following items as set forth in the Notice of Annual Meeting and more fully described in the Proxy Statement.

1. Election of Directors.

   FOR ALL nominees (except as marked to the contrary below) ____
   WITHHOLD AUTHORITY____

   R.S. Akamine, R.A. Archer, A.V. Bruno, R. Diridon, F.J. Gorry, J.R. Kenny, A.K. Lund, L. Oneal, D.P. Rubino, D.L. Shen, G.S. Vandeweghe

   (Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name. To vote for all nominees except one whose name is struck, check "FOR." To vote against all nominees named above, check "WITHHOLD AUTHORITY.")

2. To approve an amendment to 1996 Stock Option Plan. FOR__ AGAINST__ ABSTAIN__

3. To  approve  an  amendment  of  the  Articles  of  Incorporation   concerning
   elimination of cumulative voting. FOR__  AGAINST__   ABSTAIN__

4. To approve an amendment of the Articles of Incorporation restricting shareholder action by written consent. FOR__ AGAINST__ ABSTAIN__

5. Ratification of Accountants. To ratify the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the Company for 1998. FOR__ AGAINST__ ABSTAIN__

6. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting of any adjournment or postponement thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, IN FAVOR OF PROPOSAL 4, IN FAVOR OF PROPOSAL 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.


                                                            Dated        , 1998


                                                            ____________________
                                                                 (Signature)



                                                                 (Signature)


                                            (This proxy should be marked, dated,
                                             signed by the shareholder(s)exactly
                                             as his or her name  appears  hereon
                                             and   returned   promptly   in  the
                                             enclosed    envelope.   Executors,
                                             administrators, guardians, officers
                                             of   the   corporation  and  others
                                             signing  in  a  fiduciary  capacity
                                             should state  their full titles  as
                                             such.  If shares are held by  joint
                                             tenants  or  as community property,
                                             both should sign.)

                                             DO NOT FOLD, STAPLE OR MUTILATE

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.